FORM 8-K SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549 CURRENT REPORT Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934 Date of Report (Date of earliest event reported):August 12, 2002
TELEPHONE AND DATA SYSTEMS, INC. (Exact name of registrant as specified in its charter)
Delaware (State or other jurisdiction of incorporation)	001-14157 (Commission File Number)	36-2669023 (IRS Employer Identification No.)

30 N. LaSalle St., Suite 4000, Chicago, Illinois (Address of principal executive offices)	60602 (Zip Code)

Registrant's telephone number, including area code: (312) 630-1900
Not Applicable (Former name or former address, if changed since last report)

Item 7.	Financial Statements and Exhibits

Exhibits
The exhibits accompanying this report are listed in the accompanying Exhibit Index.

Item 9.	Regulation FD Disclosure.

        The CEO and CFO of Telephone and Data Systems [AMEX: TDS] have each submitted a sworn certification with the U.S. Securities and Exchange Commission (SEC), in response to the June 27, 2002 order by the SEC requiring large publicly traded companies to certify the accuracy of their recent filings with the SEC. LeRoy T. Carlson, Jr., President and Chief Executive Officer, and Sandra L. Helton, Executive Vice President and Chief Financial Officer, executed the certifications without exception or qualification, which affirmed the accuracy and completeness of the company’s Form 10-K report for 2001; Form 10-Q reports for the first and second quarters of 2002; the company’s 2002 proxy statement to shareholders’; Current Reports on Form 8-K and any amendments to the foregoing, with the SEC.

        This Current Report on Form 8-K is being filed for the purpose of filing the certifications submitted to the SEC by LeRoy T. Carlson, Jr. and Sandra L, Helton on August 12, 2002 as exhibits.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

Telephone and Data Systems, Inc.
(Registrant)

Date: August 13, 2002

By:	/s/ D. Michael Jack D. Michael Jack Vice President and Corporate Controller (Principal Accounting Officer)
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EXHIBIT INDEX

Exhibit Number	Description of Exhibit

99.1	Statement under Oath of Principal Executive Officer Regarding Facts and Circumstances to Exchange Act Filings.

99.2	Statement under Oath of Principal Financial Officer Regarding Facts and Circumstances to Exchange Act Filings.

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